HTCC Investor presentation for the third quarter 2007 15 November, 2007 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") may contain “forward-looking statements” –
that is, statements related to future, not past, events.  In this context, forward-looking statements often address the
Company's expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.  These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties.  Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the Company invests in new business opportunities and the timing of those investments; the mix of services sold; competition; management of growth and expansion; the integration of Invitel
and Tele2 Hungary; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission, including the "Risk Factors"
section and the information under the heading "Cautionary Statement Concerning Forward-Looking Statements" contained in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of Hungarian
Telephone and Cable Corp.'s Amendment No. 1 to its Annual Report on Form 10-K for the fiscal year ended December 31,
2006.  Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

Martin Lea Chief Executive Officer

Highlights – Financial Performance
Pro-forma consolidated revenues increased by 8% and 7% in U.S. dollar terms, respectively, for the quarter and nine month period ended September 30, 2007 compared to the prior year. *
Pro-forma consolidated gross margin increased by 12% and 10% in U.S. dollar terms, respectively, for the quarter and nine month period ended September 30, 2007 compared to the prior year.
Pro-forma Adjusted EBITDA in U.S. dollar was 22% higher than last year in the third quarter of 2007 and 15%
higher for the nine months ended September 30, 2007 compared to the same period of last year. **
The Hungarian forint appreciated against the U.S. dollar by 18% and 14%, respectively, during the quarter and nine month period ended September 30, 2007 as compared to the average Hungarian forint/U.S. dollar exchange rate during the same periods in 2006.
Our Pro-forma Adjusted EBITDA margin for the third quarter was 41% compared to 36% for the same period in
2006. **
The number of Mass Market Broadband DSL connections increased from approximately 8,000 as of September 30,
2006 to approximately 115,000 as of September 30, 2007.
*      Pro-forma financial statements assume that HTCC and Invitel had been combined as of the beginning of the applicable period.
**     Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides 10 -14.

Highlights – Integration of Invitel
Full integration of Invitel and HTCC's operations is underway and is expected to be substantially completed by early 2008.
The initial estimate of approximately $19 million of cost synergies is expected to be achieved.
We agreed with the Hungarian Trade Unions on the key provisions of a workforce reduction plan, pursuant to which the Company has reduced its workforce by approximately 250 employees, which represented about 17% of the workforce.
Following the acquisition of Invitel, we retained an independent advisor to conduct brand research.
Following the conclusion of the research, the Company decided to market all of its products and services under a single unified brand name - Invitel.
On January 1, 2008, the Company plans to merge the majority of its operating subsidiaries. This is in line with our original integration plan.

Highlights – Tele2 Acquisition
On July 9, 2007, we reached an agreement with Tele2, the Sweden based alternative telecom operator, to purchase the Hungarian business of Tele2 (“Tele2 Hungary”).
On October 15, 2007 the acquisition was closed after the receipt of approval of the transaction by the
Hungarian Competition Office.
HTCC purchased the entire equity interests in Tele2 Hungary for EUR 4 million in cash (approximately
$5.8 million). The purchase price was net of cash acquired in the amount of EUR 4.6 million
(approximately $6.5 million) and net working capital of EUR 0.8 million (approximately $1.1 million).
Tele2 Hungary is a reseller of fixed line telephone services using the network facilities of other operators pursuant to regulated resale agreements.
Tele2 Hungary had at closing of the transaction approximately 460,000 active Mass Market customers using either carrier pre-selection or carrier selection services.
Tele2 Hungary had HUF 10.7 billion (approximately $61 million) in revenue in 2006.
Tele2 Hungary will continue to operate as a stand alone operation in the near term using the Tele2 brand name. Thereafter, it will be integrated into HTCC's operations and operate under the Invitel brand name.

Economic and Market Overview
In mid-2006 Hungary's economy experienced some instability:
Budget deficit was on path to exceed 11% of GDP
Weakening of Forint
Government reacted to the situation by introducing a far-reaching austerity plan comprising:
Tax increases
Public spending cuts
Public sector reforms
Government plans have been successful:
Hungarian currency has rallied vs. Euro
Budget deficit is on track to fall to less than 3% of GDP by
2009
Inflation is expected to fall from 6.4% in September 2007 to
6.0% by the end of 2007 and to 3.0-4.0% by the end of
2008.
As a result of the improvement of macroeconomic indicators the
Hungarian Central Bank has cut its base rate in two installments from
8.0% to 7.5 % since June 2007.
Hungarian Interest Rate Evolution
HUF / EUR Exchange Rates
Sep-07
Sep-07
240
245
250
255
260
265
270
275
280
285
júl.06 szept.06 nov.06 jan.07 márc.07 máj.07 júl.07 szept.07 nov.07
3,00%
5,00%
7,00%
9,00%
11,00%
13,00%
jún.04 dec.04 jún.05 dec.05 jún.06 dec.06 jún.07

82%
66%
66%
69%
71%
71%
73%
75% 75%
73%
71%
102%
99%
91%
83%
77%
68%
49%
30%
10%
16%
100%
25%
15%
10%
5%
2% 1%
0%
0% 0%
52%
18%
0%
20%
40%
60%
80%
100%
Fixed-line (per household) Mobile (of population) Broadband Internet (per household) ADSL Cable
As Internet penetration levels converge to EU levels this will further stabilize the number of fixed lines
Mobile penetration has reached saturation levels with mobile traffic growth now slowing
DSL continues to remain the preferred broadband service offering over cable
Source: NHH
(1) National Statistics Office
2002
1998 1999 2000 2001
2003
2004 2005 2006
Western
Europe
(1)
Significant growth opportunity in DSL
2007 Q2
30%
Trends of Fixed, Mobile and Internet Penetration in Hungary
12%

Infrastructure owners

Resellers

HUNGARIAN TELEPHONE AND CABLE CORP

invitel

Founded in 1998
Acquired by HTCC from KPN in February 2005
Focus on business customers
# 2 largest nationwide network to Matav
2006 revenues of c.€121 mm
#2 Fixed line operator in Hungary
#1 Alternative network operator in Out of Concession areas
Source: Company filings, NHH,
Incumbent Operators
Concession Areas
Source: NHH
(1) Management estimates
T-com
HTCC
Monortel
Budapest
Alternative Network Operators
No. of
Lines
T-Com 2,311,526 82%
HTCC 459,462 16%
Monortel
62,000
2%
Market Share
of Lines
Focus on business customers in Budapest and
16 other urban centres
Voice services to residential customers through
third party channels
2006 revenues out of concessions of c.€61 mm
Controlled by Menatep Group
Focus in business data and internet
2006 revenues of c.€49 mm (1)
Started operation in 2004 in Hungary
Principally offer carrier selection service backed by
nationwide advertising
2006 revenues of c.€41 mm (1)
Invitel acquired Euroweb’s internet and telecom
operating subsidiaries in Romania and Hungary in
December 2005
2006 revenues of c.€19 mm (1)
Hungarian Fixed Line Telecom Market Overview

HTCC Pro-forma financial statements
for the quarter ended September 30, 2007
(*) Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)   EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to EBITDA on the next slide.
(***)  EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
The average HUF/USD exchange rates were 216.10 HUF/USD in Q3 2006 and 183.27 HUF/USD in Q3 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
Change Change Change Change
2007 2006% 2007 2006%
Revenues 21 430 23 421
(1 991) (9%)
117 227 108 358
8 869 8%
Cost of Sales (7 144) (8 397)
(1 253) (15%)
(39 236) (38 882)
354 1%
Segment Gross Margin 14 286 15 024
(738) (5%)
77 991 69 476
8 515 12%
Segment Gross Margin % 67% 64% 67% 64%
(5 478) (6 478) (1 000) (15%) (29 960) (29 951) 9 0%
Adjusted EBITDA** 8 808 8 546 262 3% 48 031 39 525 8 506 22%
Adjusted EBITDA Margin %*** 41% 36% 41% 36%
Cost of restructuring (197) 151 348 230% (1 107) 717 1 824 254%
Due diligence expenses 41 (1) (42) (4 200%) 213 (5) (218) (4 360%)
Share-based compensation 105 (16) (121) (756%) 561 (68) (629) (925%)
Integration costs (373) (23) 350 1522% (2 005) (108) 1 897 1756%
SEC related expenses (355) (207) 148 71% (1 909) (972) 937 96%
Provision for unused vacation 49 -              (49) n/a 248 -              (248) n/a
One-off provision for bad debts -              (61) (61) (100%) (12) (286) (274) (96%)
Provision for real estate lease termination (498) (238) 260 109% (2 666) (1 116) 1 550 139%
Other one-off items (243) (114) 129 113% (1 307) (529) 778 147%
EBITDA** 7 337 8 037
(700) (9%)
40 047 37 158
2 889 8%
EBITDA Margin %*** 34% 34% 34% 34%
For the quarter
ended 30 September
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the quarter
ended 30 September

HTCC Pro-forma financial statements
for the quarter ended September 30, 2007
(*)   EBITDA and Adjusted EBITDA are non-GAAP financial measures.
(**) EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
The average HUF/USD exchange rates were 216.10 HUF/USD in Q3 2006 and 183.27 HUF/USD in Q3 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
Change Change Change Change
2007 2006% 2007 2006%
EBITDA* 7 337 8 037
(700) (9%)
40 047 37 158
2 889 8%
EBITDA Margin %** 34% 34% 34% 34%
Depreciation and amortization (5 260) (4 892) 368 8% (28 674) (22 700) 5 974 26%
Financing expenses, net (1 735) (1 551) 184 12% (9 683) (15 351) (5 668) (37%)
Foreign exchange gains (losses), net (1 531) 2 538 4 069 160% (8 073) 12 246 20 319 166%
Gains (losses) on derivatives 1 347 (1 247) (2 594) (208%) 6 583 (5 504) (12 087) (220%)
Gains (losses) on warrants 27 (326) (353) (108%) -              (1 550) (1 550) (100%)
Taxes on net income (632) (679) (47) (7%) (3 302) (3 282) 20 1%
Cumulative preferred stock dividends (4) (6) (2) (33%) (21) (27) (6) (22%)
Minority interest 0.10            (1) (1) (100%) (1) (2) (1) (50%)
Net profit / (loss) for the period (451) 1 873 (2 324) (124%) (3 124) 988 (4 112) (416%)
Net profit / (loss) for the period in % n/a 8% n/a 1%
For the quarter
ended 30 September
(in thousands of USD) (in millions of HUF)
For the quarter
ended 30 September

Pro-forma financial statements run-rate for 2007
Q1 2007 Q2 2007 Q3 2007 YTD Sept
Revenues 111 578 115 112 117 227 343 917
Cost of Sales (35 962) (36 836) (39 236) (112 034)
Segment Gross Margin 75 616 78 276 77 991 231 883
Segment Gross Margin % 68% 68% 67% 67%
Adjusted Operating expenses (33 086) (31 492) (29 960) (94 538)
Adjusted EBITDA 42 530 46 784 48 031 137 345
Adjusted EBITDA Margin % 38% 41% 41% 40%
Tele2 Adjusted EBITDA (306) 1 188 1 318 2 200
Adjusted EBITDA including Tele2 42 224 47 972 49 349 139 545
(in thousands of USD)
Q1 2007 Q2 2007 Q3 2007 YTD Sept
Revenues 21 575 21 214 21 430 64 219
Cost of Sales
(6 987) (6 790) (7 144) (20 921)
Segment Gross Margin 14 588 14 424 14 286 43 298
Segment Gross Margin % 68% 68% 67% 67%
Adjusted Operating expenses (6 370) (5 804) (5 478) (17 652)
Adjusted EBITDA 8 218 8 620 8 808 25 646
Adjusted EBITDA Margin % 38% 41% 41% 40%
Tele2 Adjusted EBITDA (54) 223 242 411
Adjusted EBITDA including Tele2 8 164 8 843 9 050 26 057
(in millions of HUF)

HTCC Pro-forma financial statements
for the nine months ended September 30, 2007
The average HUF/USD exchange rates were 213.24 HUF/USD in YTD Q3 2006 and 186.73 HUF/USD in YTD Q3 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from Net Income to EBITDA on the next slide.
(***)  EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
Change Change Change Change
2007 2006% 2007 2006%
Revenues 64 219 68 763
(4 544) (7%)
343 917 322 467
21 450 7%
Cost of Sales (20 920) (23 616)
(2 696) (11%)
(112 034) (110 748)
1 286 1%
Segment Gross Margin 43 299 45 147
(1 848) (4%)
231 883 211 719
20 164 10%
Segment Gross Margin % 67% 66% 67% 66%
(17 653) (19 607) (1 954) (10%) (94 538) (91 946) 2 592 3%
Adjusted EBITDA** 25 646 25 540 106 0% 137 345 119 773 17 572 15%
Adjusted EBITDA Margin %*** 40% 37% 40% 37%
Cost of restructuring (1 284) (191) 1 093 572% (6 875) (898) 5 977 666%
Due diligence expenses (89) (195) (106) (54%) (479) (915) (436) (48%)
Share-based compensation 28 (309) (337) (109%) 151 (1 451) (1 602) (110%)
Integration costs (566) (23) 543 2361% (3 030) (108) 2 922 2706%
SEC related expenses (547) (271) 276 102% (2 929) (1 272) 1 657 130%
Provision for unused vacation (251) -              251 n/a (1 342) -              1 342 n/a
One-off provision for bad debts (229) (61) 168 275% (1 229) (286)            943 330%
Provision for real estate lease termination (498) (238) 260 109% (2 666) (1 116)         1 550 139%
Other one-off items (294) (184) 110 60% (1 575) (862)            713 83%
EBITDA** 21 916 24 068
(2 152) (9%)
117 371 112 865
4 506 4%
EBITDA Margin %*** 34% 35% 34% 35%
For the period
ended 30 September
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the period
ended 30 September

HTCC Pro-forma financial statements
for the nine months ended September 30, 2007
The average HUF/USD exchange rates were 213.24 HUF/USD in YTD Q3 2006 and 186.73 HUF/USD in YTD Q3 2007.
Local business tax has been reclassified from operating expenses to income tax in both years.
(*)   EBITDA and Adjusted EBITDA are non-GAAP financial measures.
(**) EBITDA and Adjusted EBITDA Margin % is EBITDA and Adjusted EBITDA as a percentage of revenues.
Change Change Change Change
2007 2006% 2007 2006%
EBITDA* 21 916 24 068
(2 152) (9%)
117 371 112 865
4 506 4%
EBITDA Margin %** 34% 35% 34% 35%
Depreciation and amortization (15 104) (12 350) 2 754 22% (80 887) (57 916) 22 971 40%
Financing expenses, net (9 402) (11 566) (2 164) (19%) (50 352) (54 241) (3 889) (7%)
Foreign exchange gains (losses), net 949 (7 912) (8 861) (112%) 5 084 (37 102) (42 186) (114%)
Gains (losses) on derivatives (10 904) (11 773) (869) (7%) (58 397) (55 211) 3 186 6%
Gains (losses) on warrants (2 815) 251 3 066 1222% (15 075) 1 175 16 250 1383%
Taxes on net income 961 2 380 1 419 60% 5 149 11 161 6 012 54%
Cumulative preferred stock dividends (14) (17) (3) (18%) (73) (79) (6) (8%)
Minority interest 1 -              (1) n/a 4 2 2 100%
Net profit / (loss) for the period (14 412) (16 919) 2 507 15% (77 176) (79 346) 2 170 3%
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the period
ended 30 September
(in thousands of USD) (in millions of HUF)
For the period
ended 30 September

HTCC Pro-forma gross margin summary
for the nine months ended September 30, 2007
The average HUF/USD exchange rates were 213.24 HUF/USD in YTD Q3 2006 and 186.73 HUF/USD in YTD Q3 2007.
Normalized Gross Margin excludes the impact of the cancellation of the Közháló and Magyar Posta contracts effective January 1, 2007.
(in millions of HUF) Change Change
2007 2006%
Mass Market Voice 15 350 16 682 (1 332) (8%)
Mass Market Internet 5 312 4 442 870 20%
Business 15 126 16 785 (1 659) (10%)
Wholesale 7 511 7 238 273 4%
Total  Segment Gross Margin 43 299 45 147 (1 848)
(4%)
42 989 44 068 (1 079)
(2%)
For the period
ended 30 September
Normalized Segment Gross Margin
(in thousands of USD) Change Change
2007 2006%
Mass Market Voice 82 205 78 231 3 974 5%
Mass Market Internet 28 448 20 831 7 617 37%
Business 81 006 78 714 2 292 3%
Wholesale 40 224 33 943 6 281 19%
Total  Segment Gross Margin 231 883 211 719 20 164 10%
230 223 206 659 23 564 11%
For the period
ended 30 September
Normalized Segment Gross Margin

Rob Bowker Chief Financial Officer

Pro-forma Financial Information
for the period ended September 30, 2007
Pro-Forma Financial Information
Notes:
(1) Third party debt (including non cash-pay debt)
includes short and long term debt, the 2006 PIK
Notes and liabilities relating to financial leases but
excludes liabilities relating to derivative financial
instruments.
(2) Cash pay third party debt equals third party
debt excluding the 2006 PIK Notes.
(3) See slides 10 - 14 for a reconciliation of Pro-
forma Adjusted EBITDA to Pro-forma Net income.
(4)
Annualized Pro-forma Adjusted EBITDA is
calculated by multiplying Pro-forma Adjusted
EBITDA for the quarter ended September 30, 2007
by four.
(5) Annualized cash interest expense is interest
expense of the Senior Credit Facilities, the 2004
Notes and the 2007 Notes for the nine months
ended September 30, 2007 annualized.
(6)
Net third party debt equals third party debt
less cash and cash equivalents.
(7) Cash
pay net third party debt equals cash-pay
third party debt less cash and cash equivalents.
The unaudited pro forma combined financial information has not been prepared in accordance with
Article 11 of Regulation S-X under the U.S. Securities Act.
(in thousands of USD)
Balance Sheet Data (at period end):
Cash and cash equivalents plus investment in securities
24 991
Third party debt (1) 823 130
Cash pay third party debt (2) 631 646
Other Pro-forma Financial Data:
Adjusted EBITDA for the quarter ended September 30, 2007 (3) 48 031
Annualized Adjusted EBITDA (4)
192 124
Annualized cash interest expense (5)
70 724
Net third party debt (6)
798 139
Cash pay net third party debt (7) 606 655
Ratio of Annualized Adjusted EBITDA to annualized cash interest expense 2.7x
Ratio of net third party debt to Annualized Adjusted EBITDA 4.2x
Ratio of cash pay net third party debt to Annualized Adjusted EBITDA 3.2x

Balance Sheet
(in thousands of USD) 30 September 31 December Change Change %
2007 2006
Current assets 116 574 79 588 36 986 46%
Cash and cash equivalents 24 991 18 794 6 197 33%
Trade and other receivables 81 237 38 336 42 901 112%
Other current assets 10 346 22 458 (12 112) (54%)
Non current assets 960 729 253 038 707 691 280%
Property, plant and equipment 675 696 180 329 495 367 275%
Goodwill 88 965 9 622 79 343 825%
Intangible assets 186 612 49 364 137 248 278%
Other non-current assets 9 456 13 723 (4 267) (31%)
Total assets 1 077 303 332 626 744 677 224%
Current liabilities 185 848 129 447 56 401 44%
Short-term debt 34 257 59 406 (25 149) (42%)
Trade payables 121 939 43 758 78 181 179%
Warrants 0 13 050 (13 050) (100%)
Derivative financial instruments 22 616 0 22 616 n/a
Other current liabilities 7 036 13 233 (6 197) (47%)
Non current liabilities 833 399 124 481 708 918 569%
Long-term debt 788 643 115 351 673 292 584%
Derivative financial instruments 26 885 935 25 950 2775%
Deferred tax 10 310 0 10 310 n/a
Other non-current liabilities 7 561 8 195 (634) (8%)
Total equity and minority interest 58 056 78 698 (20 642) (26%)
Total liabilities and equity 1 077 303 332 626 744 677 224%

HUF / EUR
07.06.28
07.07.05
07.07.12
07.07.19
07.07.26
07.08.02
07.08.09
07.08.16
07.08.23
07.08.30
07.09.06
07.09.13
07.09.20
07.09.27
07.10.04
07.10.11
07.10.18
07.10.25
07.11.01
07.11.08

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Foreign exchange rates during the period
240
245
250
255
260
265
270
275
280
285
HUF/EUR 2007 FX forward contracts made NBH rate cut
ECB hike FED cut HUF/EUR 2006
US negative outlook and
collapsing of few US mortgage
funds have caused worldwide
negative expectations: stock
exchanges are all bearish,
investors are fleeing from
emerging markets.
FED has made a quick response to the
mortgage fund crisis: with an 50bp cut in
the US, global investors have returned to
the emerging markets driving HUF/EUR to
the usual 250 levels.
The subprime crisis has not ended yet: another 25bp cut
was made by FED. As this has been already priced by the
markets it had no significant effect on HUF/EUR FX rates.
However USD is on record low against EUR, reaching 1.47

Martin Lea Chief Executive Officer

Overview of HTCC
Business Strategy
– Migrate customers from traffic
based to subscription based
packages
– Strategies to retain customers and
defend against churn e.g. win-back
and loyalty programmes etc.
Maximise in-concession
voice revenue and cash
flow
– At least $19m in annual operating
synergies by 2008
– Marketing synergies through one
unified brand
– Benefit from capex synergies from
reduction of duplicate investments
and the greater purchasing power
Complete business
integration and
maximise synergies
– Maintaining a broad mix of
channels
– Offer innovative bundled
packages
– Use LLU where advantageous
Capitalise on
broadband growth in
and out of concession
– Continue to grow out of
concession area business
customers, particularly SME
– Focus on directly connected
customers
– Use LLU where advantageous
Expand business
revenue and market
share nationwide
– Focus on the Hungarian and
Romanian telecommunication
sectors
– Leverage market knowledge and
strong track record of extracting
synergies
Evaluate further
consolidation
opportunities
– Sell capacity on network to other
service providers
– Use network to provide capacity
between South Eastern and
Western Europe
– Capitalize on growth in C/SE
Europe markets
Leverage national and
regional backbone
network

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA, in this presentation.
Reconciliations of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP is included in this presentation.  The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs.  These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies.
Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the
Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and financial planning purposes.  HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition.  While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings.  In particular, Pro-forma Adjusted EBITDA does not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow.  Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures.
The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.